                                                                  EXHIBIT 10 (f)

NO. W-1 (First Amendment)                                        92,631 Warrants

                              FIRST AMENDMENT TO
                         WARRANT CERTIFICATE NO. W-1

                Warrants to subscribe for and purchase shares
                     of Common Stock, par value $.01, of

                       NOVAMETRIX MEDICAL SYSTEMS INC.



               The first paragraph of the above-referenced Warrant Certificate is hereby amended and restated in full to read as follows:

                        "THIS CERTIFIES that, for value received, Louis P.
               Pellegrino, or registered successors and assigns, is the owner of the number of warrants (the "Warrants") set forth above, each of which entitles the owner thereof to purchase from NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation (herein called the "Company"), at any time during the period from 9:00 A.M. (New York Time) on September 15, 1988 through 5:00 P.M. (New York
               Time) on December 31, 1997, one share of Common Stock, par value $.01, of the Company (individually, a "Common Share" and collectively, the "Common Shares"), at an initial exercise price of $3.75 per share, subject to adjustment from time to time pursuant to the provisions of Section 2. For purposes of this Warrant Certificate, the term "Common Shares" shall mean the class of capital stock of the Company designated common stock, par value $.01, as constituted on the date hereof, and any other class of capital stock of the Company resulting from successive changes or reclassifications of the Common Shares."

               Except as hereby amended the Warrant Certificate shall remain in full force and effect.





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





               IN WITNESS WHEREOF, NOVAMETRIX MEDICAL SYSTEMS INC. has caused this First Amendment to Warrant Certificate No. W-1 to be signed by a duly authorized officer and this First Amendment to Warrant Certificate No. W-1 to be dated as of September 19, 1989.


                                        NOVAMETRIX MEDICAL SYSTEMS INC.


                                        By /s/ Louis P. Pellegrino
                                          -------------------------------------
                                                Chairman


                                        By /s/ John A. Ramadei
                                          -------------------------------------
                                                Vice President

                          Schedule to Exhibit 10(f)



                                                   First
                                                   Amendment to              Number
                                                   Warrant                   of
Name                                               Certificate               Warrants
- ----                                               ------------              --------
William J. Lacourciere                             No. W-2                   92,631
Thomas M. Haythe                                   No. W-3                   13,815
Michael J. Needham                                 No. W-4                   13,815
Sorrell M. Mathes                                  No. W-5                    9,605
Donald R. Gordon                                   No. W-7                    7,500





                                     E-79